UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21601

Registrant Name:	PIMCO Income Strategy Fund II

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	April 30, 2016

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Strategy Fund II

April 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.3%
BANK LOAN OBLIGATIONS 1.7%
iHeartCommunications, Inc.
7.185% due 01/30/2019		$6,800	$5,090
Sequa Corp.
5.250% due 06/19/2017		5,263	4,057

Total Bank Loan Obligations (Cost $11,368)			9,147

CORPORATE BONDS & NOTES 51.4%
BANKING & FINANCE 28.6%
AGFC Capital Trust
6.000% due 01/15/2067		1,800	1,017
Aircastle Ltd.
5.000% due 04/01/2023		1,200	1,225
Altice Financing S.A.
7.500% due 05/15/2026 (c)		2,000	2,007
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (h)	EUR	1,000	1,058
Banco do Brasil S.A.
6.250% due 04/15/2024 (h)		$3,700	2,130
9.000% due 06/18/2024 (h)		4,509	3,258
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	3,000	902
4.000% due 01/21/2019 ^		8,100	2,435
4.750% due 01/15/2018 ^		2,300	691
Banco Santander S.A.
6.250% due 09/11/2021 (h)		1,600	1,598
Barclays Bank PLC
7.625% due 11/21/2022		$4,400	4,804
Barclays PLC
6.500% due 09/15/2019 (h)	EUR	1,500	1,595
7.875% due 09/15/2022 (h)	GBP	415	555
8.000% due 12/15/2020 (h)	EUR	3,900	4,472
BGC Partners, Inc.
5.375% due 12/09/2019 (k)		$5,490	5,686
Blackstone CQP Holdco LP
9.296% due 03/19/2019		5,053	4,990
BNP Paribas S.A.
7.375% due 08/19/2025 (h)		6,600	6,526
Cantor Fitzgerald LP
6.500% due 06/17/2022 (k)		8,500	8,817
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	6,150	9,734
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		$3,200	3,048
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (h)		700	739
Credit Agricole S.A.
7.500% due 06/23/2026 (h)	GBP	3,600	4,855
7.875% due 01/23/2024 (h)		$2,800	2,701
Credit Suisse Group AG
7.500% due 12/11/2023 (h)		7,863	7,836
GSPA Monetization Trust
6.422% due 10/09/2029 (k)		4,857	5,500
HSBC Holdings PLC
6.000% due 09/29/2023 (h)	EUR	3,930	4,343
Jefferies Finance LLC
6.875% due 04/15/2022		$6,850	6,028
Lloyds Banking Group PLC
7.625% due 06/27/2023 (h)	GBP	6,100	8,875
7.875% due 06/27/2029 (h)		1,200	1,755
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,750	1,978
Nationwide Building Society
10.250% due 06/29/2049 (h)	GBP	13	2,322
Navient Corp.
5.500% due 01/15/2019 (k)		$8,300	8,248
5.625% due 08/01/2033		150	107
8.450% due 06/15/2018 (k)		3,200	3,436
Novo Banco S.A.
5.000% due 04/04/2019	EUR	311	232
5.000% due 04/23/2019		653	484
5.000% due 05/14/2019		431	321
5.000% due 05/21/2019		241	179
5.000% due 05/23/2019		240	179

OneMain Financial Holdings LLC
7.250% due 12/15/2021		$2,316	2,420
Rio Oil Finance Trust
9.250% due 07/06/2024		545	376
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)		3,200	2,992
8.000% due 08/10/2025 (h)		3,400	3,267
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,453	5,773
6.052% due 10/13/2039		2,661	3,796
TIG FinCo PLC
8.500% due 03/02/2020		687	1,023
8.750% due 04/02/2020		4,304	5,126
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$600	632
Western Group Housing LP
6.750% due 03/15/2057		2,800	3,293

			155,364

INDUSTRIALS 14.5%
Ardagh Packaging Finance PLC
6.750% due 05/15/2024 (c)	EUR	1,000	1,145
7.250% due 05/15/2024 (c)		$1,200	1,200
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,800	1,341
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(k)		4,650	3,441
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		1,500	1,361
9.000% due 02/15/2020 ^		2,300	2,087
11.250% due 06/01/2017 ^		9,820	8,887
Chesapeake Energy Corp.
3.878% due 04/15/2019		480	312
8.000% due 12/15/2022		100	69
Forbes Energy Services Ltd.
9.000% due 06/15/2019		1,164	541
Ford Motor Co.
7.700% due 05/15/2097 (k)		10,460	12,648
Harvest Operations Corp.
6.875% due 10/01/2017		4,353	3,738
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,400	1,481
iHeartCommunications, Inc.
9.000% due 09/15/2022		$1,200	848
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		6,888	2,342
8.125% due 06/01/2023		1,135	377
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		7,420	6,789
Numericable SFR S.A.
7.375% due 05/01/2026		900	915
Prime Security Services Borrower LLC
9.250% due 05/15/2023 (c)		4,200	4,378
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,300	1,987
Scientific Games International, Inc.
10.000% due 12/01/2022		$3,300	2,744
Sequa Corp.
7.000% due 12/15/2017		7,918	1,188
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		2,100	2,058
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	1,000	1,514
Tembec Industries, Inc.
9.000% due 12/15/2019		$2,100	1,522
UCP, Inc.
8.500% due 10/21/2017		2,000	2,010
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	4,085	5,837
6.542% due 03/30/2021		1,509	2,256
Westmoreland Coal Co.
8.750% due 01/01/2022		$6,335	3,801

			78,817

UTILITIES 8.3%
CenturyLink, Inc.
7.500% due 04/01/2024		880	884
Frontier Communications Corp.
10.500% due 09/15/2022		720	745
11.000% due 09/15/2025		720	730
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		13,900	14,265
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		300	318

Illinois Power Generating Co.
6.300% due 04/01/2020		3,035	1,313
7.000% due 04/15/2018		5,400	2,430
7.950% due 06/01/2032		700	303
Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	13,712
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		393	85
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		4,151	575
6.750% due 10/01/2023		4,489	629
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	470	501
3.522% due 03/17/2020		$270	222
4.875% due 03/17/2020		450	400
5.750% due 01/20/2020		220	202
6.625% due 01/16/2034	GBP	100	103
6.750% due 01/27/2041		$2,400	1,889
7.875% due 03/15/2019		5,900	5,893

			45,199

Total Corporate Bonds & Notes (Cost $315,655)			279,380

MUNICIPAL BONDS & NOTES 8.5%
CALIFORNIA 2.0%
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036		3,000	3,390
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		1,200	1,331
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039		1,650	2,135
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		3,500	3,974

			10,830

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		180	183
7.750% due 01/01/2042		330	329

			512

OHIO 4.1%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111		21,000	22,248

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		835	685

WEST VIRGINIA 2.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		12,755	11,801

Total Municipal Bonds & Notes (Cost $39,702)			46,076

U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
3.500% due 02/25/2042 (a)		1,385	175
4.500% due 11/25/2042 (a)		3,641	646
5.739% due 10/25/2028		600	620
5.811% due 01/25/2040 (a)		528	103
Freddie Mac
3.000% due 02/15/2033 (a)		2,982	352
3.500% due 12/15/2032 (a)		5,509	849
6.136% due 11/25/2055		8,853	4,594
7.989% due 12/25/2027		2,900	2,794
10.843% due 09/15/2035		1,281	1,518
11.189% due 03/25/2025		746	780
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)		1,203	142
4.000% due 10/16/2042 - 10/20/2042 (a)		664	97

Total U.S. Government Agencies (Cost $13,174)			12,670

U.S. TREASURY OBLIGATIONS 0.9%
U.S. Treasury Floating Rate Notes
0.522% due 01/31/2018 (m)(o)		4,868	4,879

Total U.S. Treasury Obligations (Cost $4,871)			4,879

NON-AGENCY MORTGAGE-BACKED SECURITIES 28.6%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^		160	135
Banc of America Funding Corp.
6.000% due 01/25/2037		9,467	6,977
Banc of America Funding Trust
3.031% due 01/20/2047 ^		50	42
BCAP LLC Trust
2.961% due 08/28/2037		6,620	4,994
3.034% due 05/26/2036		199	4
3.034% due 08/26/2037		14,307	8,597
4.360% due 07/26/2037		15,234	13,417
5.233% due 03/26/2037		1,392	401
5.933% due 12/26/2035		5,192	4,190
6.250% due 11/26/2036		5,762	5,268
10.296% due 09/26/2036		5,613	4,694
10.782% due 05/26/2037		1,273	536
26.897% due 06/26/2036		209	57
Bear Stearns ALT-A Trust
0.939% due 01/25/2036 ^		1,910	1,534
2.670% due 11/25/2035		9,451	7,375
2.742% due 11/25/2036 ^		606	417
2.894% due 09/25/2047 ^		8,336	5,317
2.969% due 09/25/2035 ^		1,026	834
Chase Mortgage Finance Trust
2.672% due 12/25/2035 ^		15	14
5.500% due 05/25/2036 ^		60	51
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		188	187
6.000% due 09/25/2037		2,030	2,109
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		3,909	3,368
6.000% due 08/25/2037 ^		1,661	1,396
Countrywide Alternative Loan Trust
2.915% due 04/25/2036 ^		1,773	1,360
5.500% due 03/25/2035		487	389
5.500% due 01/25/2036		1,119	1,019
5.500% due 03/25/2036 ^		179	146
5.750% due 01/25/2035		587	594
5.750% due 02/25/2035		660	643
5.750% due 12/25/2036 ^		1,092	834
6.000% due 02/25/2035		548	561
6.000% due 04/25/2036		785	663
6.000% due 04/25/2037 ^		2,616	1,964
6.250% due 11/25/2036 ^		1,187	1,107
6.250% due 12/25/2036 ^		795	629
6.500% due 08/25/2036 ^		695	512
Countrywide Home Loan Mortgage Pass-Through Trust
1.019% due 03/25/2035 ^		6,916	5,682
5.750% due 03/25/2037 ^		897	816
6.000% due 07/25/2037		2,693	2,291
6.250% due 09/25/2036 ^		995	905
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^		657	506
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		238	184
6.750% due 08/25/2036 ^		2,094	1,650
Epic Drummond Ltd.
0.044% due 01/25/2022	EUR	3,006	3,101
First Horizon Alternative Mortgage Securities Trust
6.000% due 05/25/2036 ^		$1,141	923
6.000% due 08/25/2036 ^		1,901	1,606
First Horizon Mortgage Pass-Through Trust
2.750% due 11/25/2035 ^		1,232	1,001
3.058% due 05/25/2037 ^		606	484
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		4,061	2,456
JPMorgan Alternative Loan Trust
2.647% due 03/25/2037 ^		1,838	1,395
2.872% due 05/25/2036 ^		2,862	2,198
2.888% due 03/25/2036 ^		3,127	2,436
JPMorgan Mortgage Trust
2.769% due 02/25/2036 ^		702	616
2.819% due 10/25/2035		448	436
6.500% due 09/25/2035		137	138
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		1,712	1,338
5.562% due 02/15/2040		1,891	1,428
Lehman Mortgage Trust
6.000% due 07/25/2036 ^		1,310	976
6.000% due 07/25/2037 ^		1,747	1,561
6.500% due 09/25/2037 ^		4,195	3,145

Lehman XS Trust
0.659% due 06/25/2047	3,397	2,381
MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^	720	582
Merrill Lynch Mortgage Investors Trust
2.793% due 03/25/2036 ^	2,553	1,695
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^	17	12
RBSSP Resecuritization Trust
0.593% due 02/26/2047	7,387	6,860
Residential Accredit Loans, Inc. Trust
3.779% due 12/26/2034 ^	1,715	1,396
6.000% due 08/25/2036 ^	532	437
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	1,551	1,202
6.000% due 07/25/2037 ^	1,919	1,339
6.250% due 09/25/2037 ^	3,257	2,262
Residential Funding Mortgage Securities, Inc. Trust
3.244% due 09/25/2035	2,562	2,230
3.855% due 08/25/2036 ^	2,513	2,216
Structured Adjustable Rate Mortgage Loan Trust
2.694% due 11/25/2036 ^	3,988	3,018
2.706% due 01/25/2036 ^	3,296	2,487
4.081% due 07/25/2036 ^	1,013	820
Suntrust Adjustable Rate Mortgage Loan Trust
2.863% due 02/25/2037 ^	493	433
WaMu Mortgage Pass-Through Certificates Trust
4.209% due 02/25/2037 ^	900	817
4.359% due 05/25/2037 ^	2,164	1,905
4.397% due 07/25/2037 ^	1,666	1,537
6.003% due 10/25/2036 ^	1,289	1,013
Wells Fargo Mortgage-Backed Securities Trust
2.910% due 07/25/2036 ^	548	515
5.750% due 03/25/2037 ^	513	500

Total Non-Agency Mortgage-Backed Securities (Cost $149,434)		155,264

ASSET-BACKED SECURITIES 22.1%
Apidos CLO
0.000% due 07/22/2026	1,500	702
Argent Securities Trust
0.629% due 03/25/2036	4,306	2,181
Bear Stearns Asset-Backed Securities Trust
0.579% due 10/25/2036 ^	7,327	5,868
6.500% due 10/25/2036 ^	400	307
CIFC Funding Ltd.
0.000% due 05/24/2026	2,400	1,553
0.000% due 07/22/2026 (f)	1,500	772
Citigroup Mortgage Loan Trust, Inc.
0.589% due 12/25/2036	19,790	11,293
Countrywide Asset-Backed Certificates
0.579% due 12/25/2046	22,208	16,901
0.579% due 06/25/2047 ^	2,285	1,875
0.609% due 03/25/2037	4,592	4,766
0.639% due 06/25/2047	13,352	9,978
0.639% due 09/25/2047	6,059	4,999
Countrywide Asset-Backed Certificates Trust
1.189% due 11/25/2035	4,008	2,822
Fremont Home Loan Trust
0.589% due 01/25/2037	16,858	8,572
Greenpoint Manufactured Housing
8.140% due 03/20/2030	1,602	1,695
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(f)	3,787	1,529
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.599% due 07/25/2037	3,694	2,294
JPMorgan Mortgage Acquisition Corp.
0.729% due 01/25/2036	869	746
Lehman XS Trust
6.290% due 06/24/2046	4,747	3,906
Long Beach Mortgage Loan Trust
0.739% due 01/25/2036	5,000	3,016
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035	342	344
Merrill Lynch Mortgage Investors Trust
0.599% due 04/25/2037	600	322
Mid-State Trust
6.340% due 10/15/2036	1,315	1,405
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^	893	615
South Coast Funding Ltd.
1.221% due 08/10/2038	13,239	2,780
Specialty Underwriting & Residential Finance Trust
0.939% due 09/25/2036	14,080	9,670
Taberna Preferred Funding Ltd.
0.981% due 12/05/2036	8,890	6,668

1.001% due 08/05/2036		529	371
1.001% due 08/05/2036 ^		10,457	7,320
1.099% due 07/05/2035		6,928	5,127

Total Asset-Backed Securities (Cost $121,063)			120,397

SOVEREIGN ISSUES 1.5%
Argentine Republic Government International Bond
6.875% due 04/22/2021		220	227
Autonomous Community of Catalonia
4.300% due 11/15/2016	EUR	2,850	3,271
Autonomous Community of Valencia
2.115% due 09/03/2017		2,500	2,884
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	204,000	1,711
4.750% due 04/17/2019	EUR	300	307

Total Sovereign Issues (Cost $8,384)			8,400

	SHARES
COMMON STOCKS 0.1%
FINANCIALS 0.1%
TIG FinCo PLC (i)		496,900	349

Total Common Stocks (Cost $737)			349

PREFERRED SECURITIES 3.8%
BANKING & FINANCE 3.8%
Citigroup Capital
7.008% due 10/30/2040		163,750	4,282
Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)		13,280	16,351

Total Preferred Securities (Cost $19,621)			20,633

SHORT-TERM INSTRUMENTS 3.4%
REPURCHASE AGREEMENTS (j) 1.0%			5,201

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 1.8%
Federal Home Loan Bank (f)(g)
0.250% due 05/25/2016		$2,800	2,799
0.255% due 05/20/2016		2,400	2,400
0.280% due 05/27/2016		2,100	2,100
0.295% due 06/03/2016		2,700	2,699

			9,998

U.S. TREASURY BILLS 0.6%
0.188% due 05/05/2016 - 07/21/2016 (e)(f)(o)		3,421	3,421

Total Short-Term Instruments (Cost $18,620)			18,620

Total Investments in Securities (Cost $702,629)			675,815

Total Investments 124.3% (Cost $702,629)			$675,815
Financial Derivative Instruments (l)(n) (0.8%) (Cost or Premiums, net $(1,663))			(4,552)
Preferred Shares (17.0%)			(92,450)
Other Assets and Liabilities, net (6.5%)			(35,163)

Net Assets Applicable to Common Shareholders 100.0%			$543,650

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind bond security.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon bond.

(g)	Coupon represents a yield to maturity.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG FinCo PLC	04/02/2015	$737	$349	0.06%

Borrowings and Other Financing Transactions

(j)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.420%	04/29/2016	05/02/2016	$1,500	U.S. Treasury Notes 1.750% due 12/31/2020	$(1,532)	$1,500	$1,500
SSB	0.010	04/29/2016	05/02/2016	3,701	U.S. Treasury Notes 1.625% due 06/30/2019	(3,778)	3,701	3,701

Total Repurchase Agreements						$(5,310)	$5,201	$5,201

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(2)	$(430)	$(430)
MSC	1.000	02/01/2016	05/02/2016		(4,980)	(4,993)
	1.000	05/02/2016	08/02/2016		(4,940)	(4,940)
RBC	1.550	05/02/2016	11/02/2016		(3,112)	(3,112)
RDR	(1.000)	01/22/2016	TBD	(2)	(187)	(186)
	1.020	02/23/2016	05/23/2016		(8,529)	(8,546)
	1.020	04/25/2016	05/04/2016		(5,439)	(5,440)
	1.050	05/04/2016	08/04/2016		(5,502)	(5,502)
UBS	0.900	04/11/2016	07/11/2016		(8,022)	(8,026)
	1.430	04/04/2016	07/06/2016		(7,298)	(7,306)

Total Reverse Repurchase Agreements						$(48,481)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended April 30, 2016 was $(41,450) at a weighted average interest rate of 0.784%.

(k)	Securities with an aggregate market value of $46,649 have been pledged as collateral under the terms of master agreements as of April 30, 2016.

(l)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$9,009	$500	$(196)	$0	$(12)
CDX.HY-25 5-Year Index	5.000	12/20/2020	12,300	423	326	0	(20)

				$923	$130	$0	$(32)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		$149,020	$15,481	$6,390	$136	$0
Pay	3-Month USD-LIBOR	2.250	06/15/2026		26,800	1,266	0	24	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		201,500	60,073	66,646	947	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		312,300	(19,076)	(34,825)	0	(1,469)
Pay	6-Month AUD-BBR-BBSW	3.000	12/17/2019	AUD	12,900	277	84	27	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025		8,100	492	291	49	0

						$58,513	$38,586	$1,183	$(1,469)

Total Swap Agreements						$59,436	$38,716	$1,183	$(1,501)

(m)	Securities with an aggregate market value of $3,239 and cash of $5,580 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2016.

(n)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	05/2016	GBP	75		$106	$0	$(4)
BOA	05/2016		$56,645	GBP	38,851	122	0
	06/2016	EUR	1,940		$2,656	432	0
	06/2016	GBP	38,851		56,648	0	(123)
	06/2016		$113	EUR	84	0	(17)
BRC	06/2016	EUR	368		$506	84	0
CBK	05/2016	AUD	141		106	0	(1)
	05/2016	GBP	525		759	0	(8)
	05/2016		$753	EUR	665	8	0
	05/2016		1,735	JPY	192,472	74	0
	06/2016	JPY	192,471		$1,736	0	(74)
DUB	05/2016	GBP	149		214	0	(3)
	06/2016	EUR	205		281	46	0
	06/2016		$23	EUR	17	0	(3)
GLM	05/2016	BRL	4,404		$1,226	0	(55)
	05/2016	EUR	1,461		1,654	0	(19)
	05/2016	GBP	36,259		51,783	0	(1,197)
	05/2016		$1,276	BRL	4,404	4	0
HUS	05/2016	BRL	3,585		$1,039	0	(3)
	05/2016	JPY	192,472		1,711	0	(98)
	05/2016		$988	BRL	3,585	55	0
IND	05/2016		25,985	EUR	22,943	286	0
	06/2016	EUR	22,943		$26,007	0	(286)
JPM	05/2016	AUD	496		351	0	(26)
	05/2016	EUR	3,112		3,529	0	(34)
	05/2016	GBP	570		824	0	(9)
	05/2016		$3,032	EUR	2,663	18	0
MSB	05/2016	GBP	263		$376	0	(8)
	06/2016	EUR	516		710	118	0
	06/2016	GBP	113		165	0	0
NAB	06/2016	EUR	1,123		1,542	254	0
	07/2016		70		95	14	0
SCX	05/2016	GBP	1,010		1,471	0	(5)
	05/2016		$54	EUR	48	1	0
UAG	05/2016	EUR	22,136		$24,809	0	(538)
	06/2016		294		335	0	(2)

Total Forward Foreign Currency Contracts						$1,516	$(2,513)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2024	7.584%	$1,000	$(195)	$(172)	$0	$(367)
GST	Petrobras Global Finance BV	1.000	09/20/2020	7.470	10	(1)	(2)	0	(3)
	Petrobras Global Finance BV	1.000	12/20/2024	7.584	1,400	(278)	(236)	0	(514)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	7.138	300	(25)	(32)	0	(57)
	Petrobras Global Finance BV	1.000	09/20/2020	7.470	40	(6)	(3)	0	(9)
	Petrobras Global Finance BV	1.000	12/20/2024	7.584	1,700	(353)	(272)	0	(625)
MYC	Petrobras Global Finance BV	1.000	12/20/2019	7.138	8,700	(805)	(857)	0	(1,662)

						$(1,663)	$(1,574)	$0	$(3,237)

Total Swap Agreements						$(1,663)	$(1,574)	$0	$(3,237)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(o)	Securities with an aggregate market value of $4,802 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2016.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$9,147	$0	$9,147
Corporate Bonds & Notes
Banking & Finance	0	149,864	5,500	155,364
Industrials	2,345	74,462	2,010	78,817
Utilities	0	45,199	0	45,199
Municipal Bonds & Notes
California	0	10,830	0	10,830
Illinois	0	512	0	512
Ohio	0	22,248	0	22,248
Virginia	0	685	0	685
West Virginia	0	11,801	0	11,801
U.S. Government Agencies	0	8,076	4,594	12,670
U.S. Treasury Obligations	0	4,879	0	4,879
Non-Agency Mortgage-Backed Securities	0	155,264	0	155,264
Asset-Backed Securities	0	120,397	0	120,397
Sovereign Issues	0	8,400	0	8,400
Common Stocks
Financials	0	0	349	349
Preferred Securities
Banking & Finance	4,282	16,351	0	20,633
Short-Term Instruments
Repurchase Agreements	0	5,201	0	5,201
Short-Term Notes	0	9,998	0	9,998
U.S. Treasury Bills	0	3,421	0	3,421

Total Investments	$6,627	$656,735	$12,453	$675,815

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,183	0	1,183
Over the counter	0	1,516	0	1,516
	$0	$2,699	$0	$2,699

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,501)	0	(1,501)
Over the counter	0	(5,750)	0	(5,750)

	$0	$(7,251)	$0	$(7,251)

Totals	$6,627	$652,183	$12,453	$671,263

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2016:

Category and Subcategory	Beginning Balance at 07/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2016 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,535	$0	$(99)	$2	$1	$61	$0	$0	$5,500	$74
Industrials	2,007	0	0	2	0	1	0	0	2,010	1
U.S. Government Agencies	0	5,254	(47)	41	19	(673)	0	0	4,594	(673)
Common Stocks
Financials	520	0	0	0	0	(171)	0	0	349	(171)

Totals	$8,062	$5,254	$(146)	$45	$20	$(782)	$0	$0	$12,453	$(769)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,500	Proxy Pricing	Base Price	112.38
Industrials	2,010	Proxy Pricing	Base Price	100.09
U.S. Government Agencies	4,594	Proxy Pricing	Base Price	51.90
Common Stocks
Financials	349	Other Valuation Techniques (2)	—	—

Total	$12,453

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Fund’s valuation procedures.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of April 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$ 702,629	$25,143	$(51,957)	$(26,814)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
BBR	Bank Bill Rate

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund II

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: June 28, 2016

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: June 28, 2016

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: June 28, 2016